UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2017 (October 16, 2017)
CCA Industries, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	1-31643	04-2795439
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 CHALLENGER RD, SUITE 340 RIDGEFIELD PARK, NEW JERSEY	07660
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (201) 935-3232

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On October 16, 2017, CCA Industries, Inc. (the “Company”) issued a press release reporting its financial results for the quarter and nine months ended August 31, 2017. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this Item 2.02 and Exhibit 99.1 shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Use of Non-GAAP Financial Information

To supplement the Company’s financial results presented in accordance with U.S. generally accepted accounting principles (“GAAP”), in the press release attached hereto as Exhibit 99.1, the Company uses the non-GAAP financial measure of EBITDA (defined by the Company as earnings before interest, taxes, depreciation and amortization). A reconciliation of EBITDA to net income, the most directly comparable GAAP measure, is included in the press release.

The Company believes that the presentation of this supplemental non-GAAP financial measure assists investors in comparing the Company’s core performance by excluding items that it believes are not indicative of the Company’s underlying operating performance. Company management also reviews this non-GAAP measure internally to evaluate the Company’s performance and manage its operations. The Company cautions investors to carefully evaluate the financial results calculated in accordance with GAAP. Non-GAAP financial measures are not intended to be considered in isolation and are not a substitute for, or superior to, financial measures calculated in accordance with GAAP.

Item 7.01 Regulation FD Disclosure.

See Item 2.02 “Results of Operations and Financial Condition” above.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release issued October 16, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

 Dated: October 16, 2017

CCA Industries, Inc. x

By: /s/  Stephen A. Heit
Stephen A. Heit
Chief Financial Officer